UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2025

ORTHOFIX MEDICAL INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-19961	98-1340767
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3451 Plano Parkway
Lewisville, Texas		75056
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 937-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value per share	OFIX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 18, 2025, Orthofix Medical Inc. (the “Company”) held its 2025 annual meeting of shareholders (the “Annual Meeting”). The total number of common shares eligible to vote as of the record date, April 21, 2025, was 39,180,306 and, pursuant to the Company’s Bylaws, 19,590,154 shares were required to be present or represented at the Annual Meeting to constitute a quorum. The total number of common shares present or represented at the Annual Meeting was 35,364,307, and a quorum therefore existed. Of the shares present and represented, 4,740,962 constituted broker non-votes for purposes of items 1 and 2 below.

At the Annual Meeting:

1.	Election of Board of Directors. The following persons were elected as directors of the Company for a one-year term expiring at the 2026 Annual Meeting of Shareholders:

Name	Votes For	Votes Against	Abstentions
Alan L. Bazaar	29,950,058	643,522	29,765
Wayne Burris	30,287,478	283,788	52,079
Massimo Calafiore	30,399,395	203,875	20,075
Vickie L. Capps	29,663,378	911,860	48,107
Michael M. Finegan	29,838,660	757,727	26,958
Jason M. Hannon	30,374,525	220,834	27,986
John B. Henneman, III	29,301,624	1,278,787	42,934
Charles R. Kummeth	29,775,891	817,708	29,746
Shweta Singh Maniar	30,324,076	277,982	21,287
Michael E. Paolucci	30,132,193	461,215	29,937

2.

Advisory and Non-Binding Resolution to Approve Executive Compensation. The advisory and non-binding resolution to approve executive compensation was approved by a vote of (i) 30,003,045 in favor, (ii) 610,731 against, and (iii) 9,569 abstaining.

3.

Ratification of the Selection of Ernst & Young LLP. The selection of Ernst & Young LLP to act as the independent registered public accounting firm for the Company and its subsidiaries for the fiscal year ending December 31, 2025 was ratified by a vote of (i) 35,017,551 in favor, (ii) 329,289 against, and (iii) 17,467 abstaining.

Item 8.01 Other Events.

Appointment of Committee Member

At its meeting on June 18, 2025, the Company’s Board of Directors (the “Board”) unanimously appointed Vickie L. Capps as a member of the Audit and Finance Committee of the Board and as a member of the Compensation and Talent Development Committee of the Board. Each of these appointments were effective immediately.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix Medical Inc.
By:	/s/ J. Andrés Cedrón
J. Andrés Cedrón Chief Legal Officer

Date June 20, 2025